UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 24, 2005

                             CHEVIOT FINANCIAL CORP.
                             ------------------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                      0-50529                56-2423750
-----------------------------        ----------------        ---------------
(State or Other Jurisdiction)       (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


3723 Glenmore Avenue, Cheviot, Ohio                                 45211
------------------------------------                             -------------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (513) 661-0457
                                                     --------------




                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

On May 24, 2005, Gerhard Hillman, a director of Cheviot Financial Corp. advised the Board of his intention to retire from the Board of Directors effective June 30, 2005. Mr. Hillman's retirement is not due to a disagreement with Cheviot Financial Corp. Mr. Hillman is a member of the Audit and Lending Committees of the Board of Directors. Mr. Hillman has indicated that his retirement is due to personal reasons.

Item 9.01  Financial Statements and Exhibits
           ---------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits.

             None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                      CHEVIOT FINANCIAL CORP.



DATE: May 24, 2005                            By:      /s/ Thomas J. Linneman
                                                       -------------------------
                                                       Thomas J. Linneman
                                                       Chief Executive Officer